CAT/NYT SA-2 12/08

SUPPLEMENT DATED DECEMBER 22, 2008 TO THE CURRENTLY EFFECTIVE

STATEMENTS OF ADDITIONAL INFORMATION

OF

FRANKLIN CALIFORNIA TAX-FREE TRUST

(Franklin California Insured Tax-Free Income Fund)

FRANKLIN NEW YORK TAX-FREE TRUST

(Franklin New York Insured Tax-Free Income Fund)

The Statements of Additional Information are amended as follows:

The first paragraph of the subsection entitled “Qualified municipal bond insurers” under the section entitled “Insurance” in the “Goals, Strategies and Risks” section is replaced with the following:

Insurance policies may be issued by any one of several qualified municipal bond insurers. The Insured Fund generally buys insured municipal securities only if they are secured by an insurance policy issued by an insurer which is rated at least BBB or its equivalent by Fitch, Moody’s or S&P.

Please keep this supplement for future reference.